UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07540

Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1900 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code:  212-821 3000

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2015

Item 1. Reports to Stockholders.

Closed-end Funds	Annual Report

Global High Income Fund Inc.

Annual Report

October 31, 2015

Global High Income Fund Inc.:

Managed distribution policy—key points to note

•	The Fund has a managed distribution policy (the “Policy”). Effective June 2015, the Fund makes regular monthly distributions at an annualized rate equal to 9% of the Fund’s net asset value, as determined as of the last trading day during the first week of a month (usually a Friday, unless the NYSE is closed that day). (From June 2014 through the monthly distribution for May 2015, the annualized rate had been 6% (which, consistent with the Policy, in any given month may have been comprised of a combination of net investment income, short- and/or long-term capital gains, and/or a return of capital)).

•	On May 20, 2015, the Fund issued a press release announcing that its Board had increased the annualized rate of the Fund’s monthly distribution from 6% to 9%, effective with the June 2015 monthly distribution. The Fund’s Board intends to maintain the 9% annualized distribution rate until at least June 2016 or the earlier liquidation of the Fund, if approved by shareholders as discussed in a Fund press release dated October 13, 2015. However, the Fund’s Board reserves its right to change that distribution rate or to change or terminate the Policy at any time without prior notice to Fund shareholders should the Board determine that to do so would be in the best interests of the Fund in light of unforeseen, changed circumstances from those that prevailed when the 9% annualized distribution rate was adopted in May 2015. Any such change or termination may have an adverse effect on the market price for the Fund’s shares and would be announced in a press release.

•	The Fund’s Board believed that the increased rate was appropriate based upon the recommendation of UBS Asset Management (Americas) Inc., (“UBS AM”), the Fund’s investment advisor, and in light of its ongoing consideration of efforts to reduce the discount to underlying net asset value at which the Fund’s shares recently had traded as of May 2015. Historically, UBS AM and the Board had sought to maintain distribution rates that were more closely aligned with the Fund’s expected earnings. In recent years, however, a general decline in prevailing bond yields and narrowing of spreads have reduced the Fund’s earnings levels, which resulted in reductions of the monthly distribution rate, which may have contributed to the discount at which the Fund’s shares have traded. UBS AM believes that increasing the annualized distribution rate may help to reduce the Fund’s trading discount.

•	In approving the increased distribution rate, the Fund’s Board has effectively de-linked the Fund’s managed distribution payments from the level of anticipated Fund earnings. To the extent that the aggregate amount distributed by the Fund under the Policy exceeds its current and accumulated earnings and profits, which is an expected result of the increase discussed above, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes. A return of capital may occur, for example, when some or all of the money that shareholders invested in the Fund is deemed to be paid back to them. A return of capital distribution does not reflect the Fund’s investment performance and should not be confused with “yield” or “income.” Of course, if the Fund’s earnings and profits in any fiscal year should exceed the aggregate amount distributed under the Policy, no return of capital to the Fund’s shareholders would occur, and the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year.

•	You should not draw any conclusions about the Fund’s investment performance from the amount of the monthly distribution or from the terms of the Fund’s Policy.

•	The Fund periodically issues notices and press releases estimating the source characteristics of its monthly distributions. The estimated amounts and sources reported in these materials are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes will depend upon the Fund’s investment experience during its entire fiscal year and may be subject to retroactive changes based on tax regulations. The Fund will send you a Form 1099-DIV (or your financial intermediary should provide you with similar information) for the calendar year that will tell you how to report these distributions for federal income tax purposes.

•	Further information regarding the Fund’s Policy is contained in the section captioned “Distribution policy” towards the end of this report.

Global High Income Fund Inc.

December 18, 2015

Dear shareholder,

We present you with the annual report for Global High Income Fund Inc. (the “Fund”) for the 12 months ended October 31, 2015 (the “reporting period”).

Special Notice

Based upon the recommendation of UBS Asset Management (Americas) Inc., the Fund’s investment advisor, the Fund’s Board of Directors determined that liquidation and dissolution of the Fund is in the best interests of the Fund’s shareholders. A proposed plan of liquidation is being submitted for the approval of the Fund’s shareholders at the Fund’s February 2016 annual meeting of shareholders. If the shareholders approve the proposed plan, the liquidation and dissolution of the Fund will take place as soon as reasonably practicable, but in no event later than December 31, 2016 (absent unforeseen circumstances). Further information is contained in the Fund’s proxy statement and related materials as filed with the US Securities and Exchange Commission, and as mailed to shareholders.

Performance

For the 12 months ended October 31, 2015, the Fund declined 10.77% on a net asset value (NAV) basis and 0.56% on a market price basis. In comparison, the Fund’s benchmark, the Global High Income Fund Index (the “Index”), returned -9.28%.1 Over the same period, the Fund’s Lipper Emerging Markets Hard Currency Debt Funds peer group median returned -7.11% on a net asset value basis and -7.78% on a market price basis.

As these returns indicate, the overall emerging markets debt area performed poorly during the reporting period, and the Fund was not able to escape this weakness. In particular, the Fund’s exposure to oil- and commodity-related issuers detracted from results, as they were negatively impacted by declining commodity prices. A larger exposure to local currencies than the Index early in the period was also a headwind for the Fund’s returns. Elsewhere, the Fund’s quasi-sovereign exposure was not beneficial, as such issuers’ spreads widened.2 (For more performance information, please refer to “Performance at a glance’’ on page 5.)

The Fund did not use structural leverage during the reporting period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes, as some of its peers may have done. Leverage magnifies returns on both the upside and the downside, and creates a wider range of returns within the Fund’s peer group.

Global High Income Fund Inc.

Investment objectives:

Primarily, high level of current income; secondarily, capital appreciation

Portfolio management:

Portfolio management team, including Federico Kaune

UBS Asset Management

(Americas) Inc.

Commencement:

October 8, 1993

NYSE symbol:

GHI

Distribution payments:

Monthly

[1]	The Global High Income Fund Index is an unmanaged index compiled by UBS Asset Management (Americas) Inc. constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified (GBI EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	Quasi-sovereign bonds are securities issued by entities supported by the local government.

Global High Income Fund Inc.

On the last trading day of the preceding fiscal year, which ended October 31, 2014, the Fund traded at a discount of 13.1%. At the close of the current reporting period, October 31, 2015, the Fund traded at a discount of 4.2%. As of the same dates, the Lipper peer group reported median discounts of 12.2% and 13.5%, respectively. The Fund’s trading discount narrowed significantly after the October 13, 2015, issuance of a press release announcing a proposal to liquidate the Fund in 2016.

A fund trades at a discount when the market price at which its shares trade is less than its NAV per share. Alternatively, a fund trades at a premium when the market price at which its shares trade is more than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand, and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Market commentary

The emerging markets debt asset class was volatile during the reporting period. The asset class was negatively impacted at times due to concerns regarding moderating growth in China, falling commodity prices, country-specific issues in Brazil and elsewhere, and several geopolitical issues. In addition, expectations that the US Federal Reserve Board (the “Fed”) was getting closer to its first interest rate hike in nearly a decade negatively impacted many emerging markets currencies. Against this backdrop, investor risk aversion was elevated on several occasions, causing emerging markets debt spreads to widen.3 However, the asset class rallied several times, including late in the reporting period, as investor risk appetite improved.

During the 12 months ended October 31, 2015, US dollar-denominated emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), declined 0.50%.4 Local market investments (emerging markets debt denominated in the currency of the issuer) fell 17.42%, as measured by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified).5 Local debt generated poor results as many emerging markets currencies fell sharply versus the US dollar.

Portfolio commentary

What worked

•	The Fund’s increased exposure in US dollar-denominated debt contributed to performance, particularly toward the end of the reporting period.

•	The Fund’s reduced allocation to local currency debt was generally additive for performance.

•	An overweight to Indian local debt enhanced the Fund’s results. India’s local debt performed relatively well, as market sentiment for the country was generally positive given expectations for meaningful reforms and improving growth.

•	The Fund’s underweight to the Brazilian real contributed to performance. The real depreciated versus the US dollar given falling oil prices, along with weak growth and elevated monetary and fiscal concerns in the country.

[3]	“Spread” is the difference between the yields paid on a government bond (such as US Treasuries) and a security of a different quality, but with the same or similar maturity. When spreads widen, it implies the market is factoring in greater risk of default for the lower rated security; conversely, when spreads tighten, the market is factoring in less risk. Such movements in spreads generally result in changes in market prices for such securities.
[4]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[5]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified) is an unmanaged index which is designed to track total returns for local currency debt instruments issued by emerging market governments. Investors should note that indices do not reflect the deduction of fees and expenses.

Global High Income Fund Inc.

•	An underweight to Turkey for much of the reporting period was beneficial. Turkey underperformed given political uncertainties and the country’s rising fiscal deficit.

What didn’t work

•	An overweight to Venezuela US dollar-denominated debt detracted from performance. The country performed poorly—especially in late 2014 and early 2015—due to concerns over a potential default.

•	The Fund’s overweight to Brazilian US dollar-denominated debt was negative for results. In particular, an overweight to Petrobras, a semi-public Brazilian multinational energy company, hurt the Fund’s performance. Petrobras debt was negatively impacted by an ongoing corruption scandal and falling oil prices.

•	The Fund’s exposure to oil exporting countries was negative for results. The Fund’s positions in a number of oil exporting countries hurt its performance, as they were negatively impacted by weak oil prices. In particular, the Fund’s allocation to Russian quasi-sovereign bonds was a headwind for performance.[6]

•	Underweights to Hungary and Poland detracted from results. Both countries outperformed as they were supported by continued monetary policy accommodation from the European Central Bank.

•	Duration positioning was slightly negative for the Fund’s performance. We tactically adjusted the Fund’s duration and had a shorter position versus that of the Index. This negatively impacted results as intermediate- and longer-term US Treasury yields declined during the reporting period. (Duration measures a fund’s sensitivity to changes in interest rates and is related to the maturity of the bonds that the portfolio owns.)

Portfolio adjustments

•	Several adjustments were made to the portfolio during the reporting period.

•	We reduced the Fund’s local currency and local debt positions and increased its allocation to US dollar-denominated debt.
•	We moved from an underweight in Turkey to a more neutral allocation. This change was made as we felt political risks in the country were moderating somewhat. In addition, we feel that Turkey could receive some economic support from the European Union in response to the country’s aid with the Syrian migrant crisis.
•	We pared the Fund’s allocation to Brazilian local debt given continued low oil prices and the country’s economic headwinds.

Use of derivatives

•	The Fund continued to utilize a number of instruments to manage its overall currency exposure. Currency forwards were among the most commonly used derivative instruments. (A currency forward is an agreement between two parties to exchange a certain amount in currencies at a certain rate at a future date.) During the reporting period, the Fund’s overall currency management strategy contributed to results.

•	The Fund used various types of credit-related instruments to manage its credit risk across emerging markets. Credit default swaps (a type of credit derivative) and credit-linked notes (notes structured to provide exposure to an underlying bond or asset) were utilized to adjust the Fund’s exposure to the debt of certain emerging markets countries. Whereas credit default swaps were generally used to adjust the Fund’s US dollar-denominated debt exposure, the other instruments were employed almost exclusively to gain access to various local markets. The overall management of US dollar-denominated assets, including credit derivatives, detracted from performance, whereas the Fund’s local bond market exposure was neutral for results.

[6]	Quasi-sovereign bonds are securities issued by entities supported by the local government.

Global High Income Fund Inc.

•	The Fund utilized interest rate-related derivative instruments, including, but not limited to, futures and swaps. Overall, duration and yield curve management modestly detracted from performance during the reporting period.

Outlook

We maintain our cautious outlook for the emerging markets asset class. Growth in many developing countries remains challenged. In addition, growth in China is moderating as its economy transitions from a manufacturing-driven to service-driven economy. Against this backdrop, demand for commodities remains generally lackluster, which is negatively impacting the economic fundamentals in many developing countries. Turning to the emerging markets debt asset class, spreads are wider than their historical average and appear to be pricing in a negative scenario. Should there be a positive economic surprise, it may lead to some spread narrowing. Within the asset class, we maintain our preference for US dollar-denominated debt over local currency debt. In our view, the latter could experience continued weakness as the Fed moves to a less accommodative monetary policy.

Finally, as noted above, in February 2016, Fund shareholders will be asked to vote on a proposal to liquidate the Fund for the reasons detailed in proxy materials being sent to all shareholders. We thank you for your support over the years and welcome any comments or questions you may have. For additional information regarding your fund, please contact your financial advisor, or visit us at www.ubs.com/am-us.

Sincerely,

Mark E. Carver	Federico Kaune, Ph.D.
President	Portfolio Management Team Member
Global High Income Fund Inc.	Global High Income Fund Inc.
Managing Director	Managing Director
UBS Asset Management (Americas) Inc.	UBS Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended October 31, 2015. The views and opinions in the letter were current as of December 18, 2015. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Global High Income Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 10/31/2015

Net asset value returns	1 year	5 years	10 years

Global High Income Fund Inc.	(10.77)%	(0.74)%	4.33%
Lipper Emerging Markets Hard Currency Debt Funds	(7.11)%	2.28%	6.03%
Market price returns

Global High Income Fund Inc.	(0.56)%	(2.12)%	2.99%
Lipper Emerging Markets Hard Currency Debt Funds	(7.78)%	0.96%	6.68%
Index returns

Global High Income Fund Index[1]	(9.28)%	0.87%	5.87%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)[2]	(0.50)%	4.69%	7.25%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1]	The Global High Income Fund Index is an unmanaged index compiled by UBS Asset Management (Americas) Inc. constructed as follows: from the Fund’s inception until 12/31/93: 100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/94 to 11/05/06: 100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/06/06 to 03/31/08: 70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 04/01/08 to 05/31/08: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 06/01/08 to present: 50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “Emerging Markets Hard Currency Debt Funds” category, which includes both leveraged and non-leveraged closed-end funds that seek either current income or total return by investing primarily in emerging market debt securities.

Any Fund performance information reflects the deduction of the Fund’s fees and expenses, as indicated in shareholder reports, such as investment advisory and administration fees, custody fees, exchange listing fees, etc. It does not reflect any transaction charges that a shareholder may incur when (s)he buys or sells shares (e.g., a shareholder’s brokerage commissions).

Investing in the Fund entails specific risks, such as interest rate risk and the risks associated with investing in the securities of issuers in emerging market countries. The value of the Fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. Investments in emerging market issuers may decline in value because of unfavorable government actions, greater risks of political instability or the absence of accurate information about emerging market issuers. Further detailed information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfunsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

Global High Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics[1]	10/31/15		04/30/15		10/31/14
Net asset value	$9.24		$10.34		$11.14
Market price	$8.85		$8.99		$9.68
12-month dividends/distributions	$0.7214		$0.6684		$0.7538
Monthly dividend/distribution at period-end	$0.0679		$0.0509		$0.0554
Net assets (mm)	$199.6		$223.2		$240.6
Weighted average maturity (yrs.)	7.7		9.0		8.6
Modified duration (yrs.)[2]	5.8		6.1		5.9

Currency breakdown[3]	10/31/15		04/30/15		10/31/14
US dollar denominated	55.3%		56.5%		53.9%
Foreign denominated	44.7		43.5		46.1
Total	100.0%		100.0%		100.0%

Top ten countries[4] (bond holdings)	10/31/15		04/30/15		10/31/14
Turkey	9.3%	Brazil	9.9%	Brazil	11.6%
Indonesia	8.8	Indonesia	8.7	Indonesia	8.1
Mexico	8.6	Turkey	6.7	Turkey	7.8
Brazil	7.4	Mexico	5.8	Russia	6.9
Russia	6.8	Russia	5.7	Mexico	5.7
Poland	5.4	Malaysia	5.3	Venezuela	4.4
South Africa	4.9	South Africa	5.1	Columbia	4.0
Malaysia	4.9	Poland	4.3	South Africa	4.0
Thailand	4.3	India	3.9	Malaysia	4.0
Colombia	3.3	Colombia	3.8	Poland	3.8
	63.7%		59.2%		60.3%

Credit quality[5]	10/31/15		04/30/15		10/31/14
AAA	0.1%		—		—
AA	0.8		1.3		1.0
A	13.6		11.7		10.4
BBB	23.4		23.5		27.4
BB	18.4		14.5		11.2
B	7.9		11.0		9.9
CCC and below	1.8		3.2		4.0
Non-rated	29.2		30.3		33.0
Cash equivalents	2.1		2.2		2.6
Other assets less liabilities	2.7		2.3		0.5
Total	100.0%		100.0%		100.0%

[1]	Prices and other characteristics will vary over time.
[2]	Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.
[3]	Breakdown represents a percentage of market value as of dates indicated. Forward foreign currency contracts are reflected at unrealized appreciation/depreciation; this may not align with the risk exposure described in the portfolio commentary section of the proceeding shareholder letter which reflects forward foreign currency contracts based on contractual amount. As of the most recent year end, October 31, 2015, the Fund maintained a risk exposure to non-U.S. dollar currencies equal to approximately 50% of the Fund.
[4]	Weightings represent percentage of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.
[5]	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s Financial Services LLC, a part of McGraw-Hill Financial (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency. Ratings reflected represent S&P individual debt issue credit ratings. While S&P may provide a credit rating for a bond issuer (e.g., a specific company or country); certain issues, such as some sovereign debt, may not be covered or rated and therefore are reflected as non-rated for the purposes of this table. Credit ratings range from AAA, being the highest, to D, being the lowest, based on S&P’s measures; ratings of BBB or higher are considered to be investment grade quality. Unrated securities do not necessarily indicate low quality. Further information regarding S&P’s rating methodology may be found on its website at www.standardandpoors.com. Please note that references to credit quality made in the commentary above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table. S&P credit ratings were identified and selected for use in the credit quality table included above given their coverage of the asset class in which the Fund invests.

Global High Income Fund Inc.

Industry diversification (unaudited)

As a percentage of net assets As of October 31, 2015

Bonds
Corporate bonds
Airlines	0.14%
Automobiles	0.09
Banks	4.79
Building products	0.12
Capital markets	0.85
Chemicals	0.40
Construction & engineering	0.35
Construction materials	0.17
Consumer finance	0.21
Diversified financial services	3.24
Electric utilities	1.52
Electrical equipment	1.06
Food & staples retailing	0.11
Food products	0.11
Hotels, restaurants & leisure	0.11
Independent power and renewable electricity producers	0.22
Marine	0.25
Metals & mining	0.29
Multiline retail	0.10
Oil, gas & consumable fuels	8.32
Real estate management & development	0.12
Road & rail	1.17
Transportation infrastructure	0.48
Wireless telecommunication services	0.11

Total corporate bonds	24.33

Non-US government obligations	69.74
Structured note	0.89
Supranational bond	0.07

Total bonds	95.03

Short-term investment	2.15

Total investments	97.18

Cash and other assets, less liabilities	2.82

Net assets	100.00%

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

	Face amount	Value
Bonds: 95.03%
Corporate bonds: 24.33%
Azerbaijan: 0.44%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 7.200%, due 10/31/16	$500,000	$495,000
State Oil Co. of the Azerbaijan Republic, 6.950%, due 03/18/30	400,000	374,800
		869,800

Brazil: 1.22%
Banco do Brasil SA, 5.875%, due 01/26/22[1]	490,000	433,650
Caixa Economica Federal, 2.375%, due 11/06/17[1]	200,000	187,250
Centrais Eletricas Brasileiras SA, 5.750%, due 10/27/21[2]	430,000	342,280
Petrobras Global Finance BV, 2.460%, due 01/15/19[3]	470,000	371,441
3.214%, due 03/17/203	450,000	348,750
5.375%, due 01/27/21	650,000	527,345
7.250%, due 03/17/44	325,000	240,692
		2,451,408

Chile: 0.89%
Colbun SA, 4.500%, due 07/10/24[2]	200,000	199,500
Corp. Nacional del Cobre de Chile, 4.500%, due 09/16/25[1]	590,000	584,950
Empresa Electrica Angamos SA, 4.875%, due 05/25/29[1]	250,000	233,750
Empresa Electrica Guacolda SA, 4.560%, due 04/30/25[1]	300,000	288,000
Empresa Nacional de Telecomunicaciones SA, 4.875%, due 10/30/24[2]	210,000	210,000
Empresa Nacional del Petroleo, 4.750%, due 12/06/21[2]	250,000	260,000
		1,776,200

China: 2.27%
BOC Aviation Pte Ltd., 3.000%, due 03/30/20[1]	425,000	420,248
Charming Light Investments Ltd., 3.750%, due 09/03/19	200,000	203,035
5.000%, due 09/03/24	200,000	204,294
China Cinda Finance 2014 Ltd., 4.000%, due 05/14/19[2]	200,000	204,263
China Cinda Finance 2014 Ltd., 4.000%, due 05/14/19[2]	200,000	204,263

	Face amount	Value
CNOOC Curtis Funding No 1 Pty Ltd., 4.500%, due 10/03/23[1]	$235,000	$245,594
Dianjian Haixing Ltd., 4.050%, due 10/21/19[3,4]	200,000	201,500
Golden Eagle Retail Group Ltd., 4.625%, due 05/21/23[2]	250,000	198,750
Huarong Finance II Co. Ltd., 5.500%, due 01/16/25	500,000	523,884
King Power Capital Ltd., 5.625%, due 11/03/24	200,000	208,981
Prosperous Ray Ltd., 4.625%, due 11/12/23[2]	200,000	208,935
Sinochem Overseas Capital Co., Ltd., 4.500%, due 11/12/20[1]	200,000	210,510
4.500%, due 11/12/20[2]	265,000	278,926
Sinopec Group Overseas Development 2014 Ltd., 4.375%, due 04/10/24[1]	710,000	741,850
Three Gorges Finance I Cayman Islands Ltd., 3.700%, due 06/10/25[1]	200,000	204,392
		4,526,737

Colombia: 0.39%
Avianca Holdings SA, 8.375%, due 05/10/20[2]	350,000	288,750
Bancolombia SA, 5.125%, due 09/11/22	210,000	207,165
Ecopetrol SA, 7.375%, due 09/18/43	285,000	270,750
		766,665

Croatia: 0.22%
Agrokor DD, 8.875%, due 02/01/20[1]	200,000	215,000
Hrvatska Elektroprivreda, 5.875%, due 10/23/22[1]	225,000	227,250
		442,250

Ecuador: 0.20%
EP PetroEcuador via Noble Sovereign Funding I Ltd., 5.956%, due 09/24/19[2,3]	505,263	402,947

India: 1.19%
Canara Bank/London, 6.365%, due 11/28/21[3]	650,000	657,910
Delhi International Airport Pvt Ltd., 6.125%, due 02/03/22	230,000	234,600
ICICI Bank Ltd., 6.375%, due 04/30/22[2,3]	1,450,000	1,487,584
		2,380,094

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

	Face amount	Value
Bonds—(continued)
Corporate bonds—(continued)

Indonesia: 1.63%
Majapahit Holding BV, 7.250%, due 06/28/17[1]	$100,000	$106,750
MPM Global Pte Ltd., 6.750%, due 09/19/19[2]	200,000	188,600
Pelabuhan Indonesia II PT, 4.250%, due 05/05/25[1]	550,000	506,000
Pertamina Persero PT, 4.300%, due 05/20/23[1]	200,000	188,750
5.625%, due 05/20/43[1]	200,000	165,243
6.000%, due 05/03/42[1]	1,700,000	1,472,990
6.500%, due 05/27/41[2]	200,000	186,000
Pratama Agung Pte Ltd., 6.250%, due 02/24/20	200,000	194,500
Theta Capital Pte Ltd., 6.125%, due 11/14/20[2]	250,000	241,250
		3,250,083

Kazakhstan: 0.78%
Development Bank of Kazakhstan JSC, 5.500%, due 12/20/15[1]	264,000	264,866
Kazakhstan Temir Zholy Finance BV, 6.950%, due 07/10/42[1]	500,000	413,750
KazMunayGas National Co. JSC, 4.400%, due 04/30/23[2]	240,000	210,600
5.750%, due 04/30/43[1]	280,000	219,100
9.125%, due 07/02/18[2]	400,000	440,500
		1,548,816

Malaysia: 0.66%
Malayan Banking Bhd, 3.250%, due 09/20/22[2,3]	800,000	800,358
Petronas Capital Ltd., 3.500%, due 03/18/25[1]	530,000	512,288
		1,312,646

Mexico: 4.25%
Cemex SAB de CV, 5.700%, due 01/11/25[2]	200,000	184,500
Comision Federal de Electricidad, 4.875%, due 01/15/24[2]	850,000	871,250
Elementia SAB de CV, 5.500%, due 01/15/25[1]	250,000	241,250
Empresas ICA SAB de CV, 8.875%, due 05/29/24[2]	290,000	69,020
Petroleos Mexicanos, 4.500%, due 01/23/26[2]	405,000	385,843

	Face amount		Value
4.875%, due 01/18/24		$775,000	$774,380
5.500%, due 01/21/21		3,000,000	3,195,000
5.500%, due 06/27/44		300,000	255,660
5.625%, due 01/23/46[1]		150,000	129,000
5.625%, due 01/23/46[2]		1,355,000	1,165,300
6.625%, due 06/15/35		650,000	637,845
7.190%, due 09/12/24	MXN	10,000,000	574,090
			8,483,138

Morocco: 0.40%
OCP SA, 4.500%, due 10/22/25[1]		$350,000	335,125
6.875%, due 04/25/44[1]		250,000	260,000
6.875%, due 04/25/44[2]		200,000	208,000
			803,125

Nigeria: 0.19%
First Bank of Nigeria Ltd. Via FBN Finance Co. BV, 8.000%, due 07/23/21[1,3]		500,000	385,625

Panama: 0.48%
Autoridad del Canal de Panama, 4.950%, due 07/29/35[1]		950,000	961,043

Peru: 0.69%
Corp. Financiera de Desarrollo SA, 4.750%, due 07/15/25[2]		750,000	762,187
Intercorp Peru Ltd., 5.875%, due 02/12/25[1]		215,000	204,250
Lima Metro Line 2 Finance Ltd., 5.875%, due 07/05/34[1]		250,000	246,875
Union Andina de Cementos SAA, 5.875%, due 10/30/21[1]		150,000	149,625
			1,362,937

Philippines: 1.06%
Power Sector Assets & Liabilities Management Corp., 9.625%, due 05/15/28		1,400,000	2,110,500

Russia: 2.79%
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199%, due 03/06/22[2]		850,000	761,685
RSHB Capital SA for OJSC Russian Agricultural Bank, 5.298%, due 12/27/17[2]		1,000,000	1,008,750
6.000%, due 06/03/21[2,3]		550,000	519,750
8.700%, due 03/17/16	RUB	10,000,000	154,577

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

	Face amount		Value
Bonds—(continued)
Corporate bonds—(continued)
Russia—(concluded)
Sberbank of Russia, 4.950%, due 02/07/17[2]		$700,000	$710,500
VEB Finance Ltd., 5.375%, due 02/13/17[2]		1,590,000	1,601,925
6.025%, due 07/05/22[1]		200,000	194,250
6.902%, due 07/09/20[1]		200,000	204,800
6.902%, due 07/09/20[2]		400,000	409,600
			5,565,837

South Africa: 1.34%
Eskom Holdings SOC Ltd., 6.750%, due 08/06/23[2]		500,000	464,875
7.125%, due 02/11/25[1]		570,000	530,812
Transnet SOC Ltd., 9.500%, due 05/13/21[1]	ZAR	12,660,000	872,359
10.000%, due 03/30/29		12,000,000	802,428
			2,670,474

Sri Lanka: 0.82%
Bank of Ceylon, 6.875%, due 05/03/17[2]		$300,000	307,644
National Savings Bank, 8.875%, due 09/18/18[1]		900,000	963,000
8.875%, due 09/18/18[2]		350,000	374,500
			1,645,144

Thailand: 0.10%
Krung Thai Bank PCL, 5.200%, due 12/26/24[2,3]		200,000	203,685

Trinidad and Tobago: 0.09%
Petroleum Co. of Trinidad & Tobago Ltd., 9.750%, due 08/14/19[2]		165,000	175,725

Turkey: 1.29%
Export Credit Bank of Turkey, 5.375%, due 11/04/16[1]		250,000	256,875
5.875%, due 04/24/19[1]		200,000	209,000
Turkiye Halk Bankasi AS, 3.875%, due 02/05/20[2]		300,000	286,500
4.875%, due 07/19/17[1]		800,000	820,000
Turkiye Vakiflar Bankasi TAO, 3.750%, due 04/15/18[2]		600,000	592,500
5.750%, due 04/24/17[2]		400,000	414,500
			2,579,375

Venezuela: 0.94%
Petroleos de Venezuela SA, 5.250%, due 04/12/17[2]		530,000	299,450

	Face amount		Value
6.000%, due 05/16/24[2]		$1,700,000	$601,800
6.000%, due 11/15/26[2]		705,000	246,609
8.500%, due 11/02/17[1]		302,682	182,714
8.500%, due 11/02/17[2]		293,348	177,080
9.000%, due 11/17/21[2]		405,000	165,847
9.750%, due 05/17/35[2]		495,000	205,425
			1,878,925
Total corporate bonds (cost $51,831,599)			48,553,179

Non-US government obligations: 69.74%
Albania: 0.99%
Republic of Albania, 7.500%, due 11/04/15	EUR	1,800,000	1,980,551

Angola: 0.12%
Republic of Angola Via Northern Lights III BV, 7.000%, due 08/16/19[2]		$250,000	243,750

Argentina: 0.63%
Republic of Argentina, 0.000%, PO, due 12/15/35[5]		501,737	47,414
0.000%, due 12/15/35[5]		520,000	49,660
7.000%, due 04/17/17		200,000	198,456
Series 1, 8.750%, due 06/02/17[6]		872,897	953,640
			1,249,170

Armenia: 0.10%
Republic of Armenia, 6.000%, due 09/30/20[2]		200,000	197,500

Belarus: 0.08%
Republic of Belarus, 8.950%, due 01/26/18[2]		150,000	154,687

Bolivia: 0.11%
Plurinational State of Bolivia, 5.950%, due 08/22/23[2]		200,000	211,250
Brazil: 6.22%
Banco Nacional de Desenvolvimento Economico e Social, 5.750%, due 09/26/23[2]		400,000	352,000
Federative Republic of Brazil,
8.174%, due 07/01/16[7]	BRL	12,661,000	2,992,099
4.250%, due 01/07/25		$550,000	488,675
5.000%, due 01/27/45		1,040,000	789,100
6.000%, due 08/15/50[8]	BRL	460,000	277,720
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45[8]		1,600,000	967,305

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Brazil—(concluded)
Series F, 10.000%, due 01/01/17	BRL	12,895,000	$3,164,059
10.000%, due 01/01/19		2,140,000	479,959
10.000%, due 01/01/21		3,928,000	823,107
10.000%, due 01/01/25		5,780,000	1,097,409
State of Minas Gerais, 5.333%, due 02/15/28[1]		$1,200,000	976,500
			12,407,933

Colombia: 2.94%
Republic of Colombia, 2.625%, due 03/15/23		360,000	325,080
4.375%, due 07/12/21		350,000	360,150
4.375%, due 03/21/23	COP	395,000,000	113,147
4.500%, due 01/28/26		$435,000	431,085
6.000%, due 04/28/28	COP	1,844,000,000	522,348
6.125%, due 01/18/41		$150,000	154,125
7.375%, due 09/18/37		450,000	522,000
8.125%, due 05/21/24		250,000	309,375
9.850%, due 06/28/27	COP	1,106,000,000	444,721
Series B, 6.000%, due 04/28/28		8,202,000,000	2,323,372
7.000%, due 05/04/22		1,100,000,000	370,818
			5,876,221

Costa Rica: 1.01%
Banco Nacional de Costa Rica, 4.875%, due 11/01/18[2]		$400,000	399,000
6.250%, due 11/01/23[1]		300,000	294,375
Republic of Costa Rica, 4.250%, due 01/26/23[2]		240,000	216,000
7.000%, due 04/04/44[1]		200,000	179,750
7.000%, due 04/04/44[2]		675,000	606,656
7.158%, due 03/12/45[1]		350,000	317,188
			2,012,969

Ivory Coast: 0.61%
Republic of Ivory Coast, 5.750%, due 12/31/32[2,9]		1,000,000	892,500
6.375%, due 03/03/28[1]		350,000	322,000
			1,214,500

Dominican Republic: 0.80%
Republic of Dominica, 5.500%, due 01/27/25[1]		1,035,000	1,022,063
7.500%, due 05/06/21[1]		200,000	218,250

	Face amount	Value
9.040%, due 01/23/18[2]	$327,893	$349,206
		1,589,519

Ecuador: 0.11%
Republic of Ecuador, 7.950%, due 06/20/24[1]	300,000	226,500

Egypt: 0.21%
Egypt Government International Bond, 5.750%, due 04/29/20[2]	150,000	153,937
5.875%, due 06/11/25[2]	275,000	256,300
		410,237

El Salvador: 0.45%
Republic of El Salvador,
6.375%, due 01/18/27[2]	315,000	280,744
7.750%, due 01/24/23[2]	320,000	324,000
8.250%, due 04/10/32[2]	300,000	297,375
		902,119

Ethiopia: 0.12%
Republic of Ethiopia, 6.625%, due 12/11/24[1]	250,000	232,187

Gabon: 0.57%
Gabonese Republic, 6.375%, due 12/12/24[1]	550,000	473,687
6.375%, due 12/12/24[2]	440,000	378,950
6.950%, due 06/16/25[1]	205,000	179,119
8.200%, due 12/12/17[2]	100,000	103,250
		1,135,006

Georgia: 0.11%
Republic of Georgia, 6.875%, due 04/12/21[2]	200,000	212,450

Ghana: 0.35%
Republic of Ghana, 7.875%, due 08/07/23[2]	200,000	172,000
8.500%, due 10/04/17[2]	515,000	518,219
		690,219

Guatemala: 0.11%
Republic of Guatemala, 5.750%, due 06/06/22[2]	210,000	222,600
Honduras: 0.11%
Republic of Honduras, 8.750%, due 12/16/20[1]	200,000	223,250

Hungary: 2.79%
Government of Hungary, 5.375%, due 02/21/23	550,000	604,962
5.375%, due 03/25/24	800,000	883,716

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Hungary—(continued)
5.500%, due 06/24/25	HUF	371,850,000	$1,539,213
5.750%, due 11/22/23		$1,120,000	1,262,369
6.500%, due 06/24/19	HUF	90,000,000	364,813
6.750%, due 02/24/17		70,000,000	266,527
7.500%, due 11/12/20		150,000,000	652,527
			5,574,127

Indonesia: 7.13%
Indonesia Treasury Bond, 8.375%, due 03/15/24	IDR	6,300,000,000	447,789
8.375%, due 09/15/26		3,370,000,000	237,908
8.375%, due 03/15/34		7,610,000,000	517,024
9.000%, due 03/15/29		56,850,000,000	4,109,502
9.500%, due 07/15/23		29,400,000,000	2,215,380
11.750%, due 08/15/23		4,600,000,000	388,622
12.000%, due 09/15/26		12,215,000,000	1,061,980
Republic of Indonesia, 3.375%, due 04/15/23[2]		$300,000	285,000
3.750%, due 04/25/22[2]		430,000	424,625
4.875%, due 05/05/21[1]		1,080,000	1,136,700
5.875%, due 03/13/20[2]		1,000,000	1,107,500
6.625%, due 02/17/37[2]		920,000	1,009,700
6.875%, due 01/17/18[2]		205,000	225,756
7.750%, due 01/17/38[2]		232,000	286,520
8.500%, due 10/12/35[2]		400,000	526,000
11.625%, due 03/04/19[2]		200,000	256,250
			14,236,256

Iraq: 0.18%
Republic of Iraq, 5.800%, due 01/15/28[2]		500,000	367,500

Jamaica: 0.10%
People’s Republic of Jamaica, 6.750%, due 04/28/28		200,000	202,500

Kazakhstan: 0.21%
Republic of Kazakhstan, 4.875%, due 10/14/44[1]		250,000	205,312
5.125%, due 07/21/25[1]		210,000	208,950
			414,262
Kenya: 0.65%
Republic of Kenya, 5.875%, due 06/24/19[1]		900,000	870,750
6.875%, due 06/24/24[2]		450,000	417,937
			1,288,687

	Face amount		Value
Lebanon: 0.14%
Lebanese Republic, 6.200%, due 02/26/25		$165,000	$162,113
6.650%, due 02/26/30[2]		125,000	123,281
			285,394

Lithuania: 0.18%
Republic of Lithuania, 6.625%, due 02/01/22[1]		300,000	364,321

Malaysia: 4.21%
1MDB Global Investments Ltd., 4.400%, due 03/09/23[2]		400,000	305,000
Government of Malaysia, 3.580%, due 09/28/18	MYR	2,600,000	606,546
3.955%, due 09/15/25		1,700,000	389,688
4.012%, due 09/15/17		9,200,000	2,179,860
4.048%, due 09/30/21		2,650,000	615,465
4.181%, due 07/15/24		5,500,000	1,276,135
4.262%, due 09/15/16		3,100,000	729,900
4.498%, due 04/15/30		9,810,000	2,302,958
			8,405,552

Mexico: 4.37%
Mexican Bonos,
7.500%, due 06/03/27	MXN	7,850,000	522,209
10.000%, due 12/05/24		4,480,000	347,189
10.000%, due 11/20/36		2,000,000	166,367
Series M, 7.750%, due 11/13/42		4,800,000	325,078
Mexican Udibonos, Series S, 2.500%, due 12/10/20[8]		17,075,930	1,055,500
4.000%, due 11/15/40[8]		26,947,951	1,730,706
United Mexican States, 4.000%, due 10/02/23		$2,300,000	2,374,750
4.600%, due 01/23/46		200,000	185,500
5.550%, due 01/21/45		800,000	848,000
6.050%, due 01/11/40		1,030,000	1,163,900
			8,719,199

Mongolia: 0.73%
Development Bank of Mongolia LLC, 5.750%, due 03/21/17[2]		1,300,000	1,262,625
Mongolia Government International Bond, 5.125%, due 12/05/22[1]		230,000	192,050
			1,454,675

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

	Face amount		Value
Bonds—(continued)
Non-US government obligations—(continued)
Namibia: 0.10%
Republic of Namibia, 5.250%, due 10/29/25[1]		$200,000	$198,000

Nigeria: 0.09%
Republic of Nigeria, 6.375%, due 07/12/23[2]		200,000	187,750

Pakistan: 0.21%
Islamic Republic of Pakistan, 6.875%, due 06/01/17[2]		200,000	206,750
8.250%, due 04/15/24[2]		200,000	213,085
			419,835

Panama: 0.33%
Republic of Panama, 3.750%, due 03/16/25		200,000	199,000
4.000%, due 09/22/24		200,000	202,500
4.300%, due 04/29/53		300,000	267,000
			668,500

Paraguay: 0.18%
Republic of Paraguay, 4.625%, due 01/25/23[1]		350,000	353,500

Peru: 1.45%
Fondo MIVIVIENDA SA, 3.500%, due 01/31/23[1]		450,000	428,625
Republic of Peru, 5.625%, due 11/18/50		500,000	537,500
5.700%, due 08/12/24[1]	PEN	4,800,000	1,360,312
6.950%, due 08/12/31[1]		320,000	93,551
8.200%, due 08/12/26		1,442,000	474,231
			2,894,219

Philippines: 0.39%
Republic of the Philippines, 3.900%, due 11/26/22	PHP	5,000,000	104,656
3.950%, due 01/20/40		$200,000	207,000
4.950%, due 01/15/21	PHP	10,000,000	222,662
6.250%, due 01/14/36		10,000,000	236,010
			770,328

Poland: 5.42%
Republic of Poland, 2.500%, due 07/25/18	PLN	5,395,000	1,423,473
3.250%, due 07/25/25		5,700,000	1,546,280
4.750%, due 04/25/17		16,500,000	4,466,680
5.000%, due 04/25/16		5,300,000	1,393,812

	Face amount		Value
5.000%, due 03/23/22		$200,000	$225,013
5.500%, due 10/25/19	PLN	6,000,000	1,765,306
			10,820,564

Romania: 1.86%
Government of Romania, 4.375%, due 08/22/23[1]		$450,000	473,063
4.750%, due 02/24/25	RON	3,000,000	818,563
5.750%, due 01/27/16		3,150,000	790,088
5.900%, due 07/26/17		5,200,000	1,388,098
6.125%, due 01/22/44[1]		$200,000	236,600
			3,706,412

Russia: 4.04%
Russian Federation, 3.500%, due 01/16/19[2]		1,000,000	1,008,250
4.875%, due 09/16/23[2]		1,200,000	1,238,400
5.000%, due 04/29/20[2]		500,000	525,500
5.625%, due 04/04/42[1]		1,000,000	991,250
5.625%, due 04/04/42[2]		200,000	198,250
7.000%, due 01/25/23	RUB	90,100,000	1,202,919
7.050%, due 01/19/28		55,000,000	693,532
7.600%, due 04/14/21		87,500,000	1,241,318
8.150%, due 02/03/27		69,500,000	966,680
			8,066,099

Senegal: 0.11%
Republic of Senegal, 8.750%, due 05/13/21[2]		$200,000	215,250

South Africa: 3.56%
Republic of South Africa, 5.500%, due 03/09/20		100,000	107,500
5.875%, due 09/16/25		900,000	976,500
6.250%, due 03/31/36	ZAR	13,900,000	752,498
7.000%, due 02/28/31		20,400,000	1,252,631
7.750%, due 02/28/23		37,600,000	2,665,917
8.750%, due 02/28/48		3,800,000	264,898
10.500%, due 12/21/26		11,050,000	922,157
13.500%, due 09/15/16		2,266,666	172,848
			7,114,949

Sri Lanka: 1.12%
Republic of Sri Lanka, 5.875%, due 07/25/22[2]		$700,000	671,125
6.250%, due 10/04/20[1]		550,000	552,062
6.250%, due 10/04/20[2]		1,000,000	1,003,750
			2,226,937

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

	Face amount		Value
Bonds—(concluded)
Non-US government obligations—(concluded)
Thailand: 4.20%
Government of Thailand, 1.200%, due 07/14/21[2,8]	THB	112,707,908	$2,983,527
3.125%, due 12/11/15		40,250,000	1,133,600
3.775%, due 06/25/32		10,000,000	300,464
3.850%, due 12/12/25		43,950,000	1,361,611
3.875%, due 06/13/19		52,100,000	1,564,656
4.675%, due 06/29/44		19,150,000	636,887
4.875%, due 06/22/29		11,650,000	398,822
			8,379,567

Turkey: 8.01%
Republic of Turkey, 4.250%, due 04/14/26		$1,700,000	1,628,600
5.125%, due 03/25/22		1,450,000	1,515,250
5.625%, due 03/30/21		1,000,000	1,074,500
5.750%, due 03/22/24		900,000	970,650
6.250%, due 09/26/22		230,000	254,955
6.750%, due 04/03/18		250,000	271,875
6.750%, due 05/30/40		200,000	227,900
6.875%, due 03/17/36		250,000	287,250
7.100%, due 03/08/23	TRY	2,300,000	683,752
7.500%, due 11/07/19		$200,000	229,000
8.000%, due 02/14/34		350,000	447,475
8.000%, due 03/12/25	TRY	3,030,000	939,743
8.500%, due 09/14/22		1,500,000	483,741
8.800%, due 11/14/18		4,250,000	1,415,792
9.000%, due 07/24/24		3,890,000	1,283,190
10.500%, due 01/15/20		12,100,000	4,271,565
			15,985,238

Ukraine: 0.53%
Financing of Infrastructural Projects State Enterprise, 8.375%, due 11/03/17[1,6]		$1,150,000	895,168
Ukraine Government International Bond, 9.250%, due 07/24/17[2,6]		200,000	156,750
			1,051,918

Uruguay: 0.42%
Republic of Uruguay, 4.375%, due 10/27/27		780,000	773,175
6.875%, due 09/28/25		60,000	70,807
			843,982

	Face amount		Value
Venezuela: 0.98%
Republic of Venezuela, 7.650%, due 04/21/25		$1,375,000	$519,062
7.750%, due 10/13/19[2]		150,000	59,250
7.750%, due 10/13/19[2]		215,000	84,925
8.250%, due 10/13/24[2]		2,000,000	760,000
9.250%, due 05/07/28[2]		562,000	220,585
9.375%, due 01/13/34		800,000	322,000
			1,965,822

Vietnam: 0.15%
Socialist Republic of Vietnam, 4.800%, due 11/19/24[1]		200,000	196,500
6.750%, due 01/29/20[2]		100,000	111,000
			307,500

Zambia: 0.15%
Republic of Zambia, 5.375%, due 09/20/22[1]		400,000	296,500
Total Non-US government obligations (cost $171,212,904)			139,177,961

Structured note: 0.89%
India: 0.89%
Standard Chartered Bank, 7.160%, due 05/20/23 (linked to Republic of India, 7.160%, due 05/20/23) (cost $1,789,428)		1,843,320	1,767,798

Supranational bond: 0.07%
European Investment Bank, 7.200%, due 07/09/19[1] (cost $151,499)	IDR	2,090,000,000	135,226
Total bonds (cost $224,985,430)			189,634,164

	Shares
Short-term investment: 2.15%
Investment company: 2.15%
UBS Cash Management Prime Relationship Fund[10] (cost $4,289,927)		4,289,927	4,289,927
Total investments: 97.18% (cost $229,275,357)			193,924,091

Cash and other assets, less liabilities: 2.82%			5,626,209
Net assets: 100.00%			$199,550,300

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $224,037,724; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$4,100,185
Gross unrealized depreciation	(34,213,818)
Net unrealized depreciation of investments	$(30,113,633)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to pages 18 and 19. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	BRL	4,035,000	USD	1,021,907	12/16/15	$(9,641)
BB	BRL	2,462,850	USD	647,012	12/16/15	17,384
BB	HUF	242,000,000	USD	867,073	12/16/15	11,239
BB	NGN	156,440,000	USD	753,020	12/16/15	(25,098)
BB	PEN	135,000	USD	40,030	12/16/15	(815)
BB	RUB	51,200,000	USD	815,676	12/16/15	24,775
BB	USD	987,841	COP	2,943,000,000	12/16/15	22,809
BB	USD	5,067,254	MXN	86,251,000	12/16/15	137,909
BB	USD	695,753	NGN	156,440,000	12/16/15	82,366
BB	USD	1,697,223	PHP	79,990,300	12/16/15	7,273
BB	USD	1,307,937	RUB	89,972,999	12/16/15	81,903
BB	USD	520,355	ZAR	7,170,000	12/17/15	(6,360)
BB	ZAR	7,800,000	USD	576,710	12/17/15	17,552
CSI	COP	1,030,000,000	USD	350,459	12/16/15	(3,251)
CSI	IDR	1,095,000,000	USD	74,872	12/16/15	(4,113)
CSI	IDR	3,465,000,000	USD	250,724	12/16/15	786
CSI	INR	4,000,000	USD	61,200	12/16/15	468
CSI	MXN	1,800,000	USD	107,482	12/16/15	(1,146)
CSI	MYR	800,000	USD	188,368	12/16/15	2,721
CSI	PEN	1,350,000	USD	413,097	12/16/15	4,649
CSI	USD	691,408	BRL	2,720,000	12/16/15	3,960
CSI	USD	452,326	BRL	1,760,000	12/16/15	(2,382)
CSI	USD	623,403	IDR	9,163,866,958	12/16/15	37,605
CSI	USD	2,059,946	ZAR	27,800,000	12/17/15	(67,049)
DB	IDR	4,050,000,000	USD	291,472	12/16/15	(663)
DB	INR	115,890,000	USD	1,715,745	12/16/15	(43,806)
DB	PLN	4,660,000	USD	1,230,201	12/16/15	25,840
DB	TRY	5,200,000	USD	1,782,959	12/16/15	22,128
DB	USD	1,875,983	COP	5,898,090,000	12/16/15	149,468
DB	USD	3,344,160	HUF	936,767,499	12/16/15	(31,281)
DB	USD	1,373,598	MYR	5,770,487	12/16/15	(34,507)
DB	USD	1,628,119	PEN	5,350,000	12/16/15	(9,457)
DB	USD	2,241,350	TRY	6,769,324	12/16/15	50,888
GSI	MYR	1,440,000	USD	329,633	12/16/15	(4,532)
GSI	PEN	5,867,000	USD	1,746,911	12/16/15	(28,172)
GSI	PLN	3,985,000	USD	1,052,348	12/16/15	22,439
GSI	RON	3,097,000	USD	785,273	12/16/15	17,587
GSI	USD	136,903	CLP	95,469,400	12/16/15	581

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

Forward foreign currency contracts (concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
GSI	USD	242,521	HUF	67,550,000	12/16/15	$(3,630)
GSI	USD	114,078	RON	455,000	12/16/15	(1,292)
GSI	USD	233,564	RUB	16,100,000	12/16/15	15,138
GSI	USD	453,232	TRY	1,380,000	12/16/15	14,066
JPMCB	EUR	2,965,000	USD	3,371,599	01/19/16	106,253
MSC	USD	2,663,489	EUR	2,405,000	01/19/16	(14,869)
Net unrealized appreciation on forward foreign currency contracts						$585,723

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 29 contracts (USD)	December 2015	$4,609,517	$4,632,750	$23,233
5 Year US Treasury Notes, 90 contracts (USD)	December 2015	10,845,606	10,779,609	(65,997)
US Treasury futures sell contracts:
US Long Bond, 3 contracts (USD)	December 2015	(476,808)	(469,312)	7,496
10 Year US Treasury Notes, 105 contracts (USD)	December 2015	(13,535,680)	(13,407,188)	128,492
Net unrealized appreciation on futures contracts				$93,224

Currency swap agreements11

	Notional Amount
Counterparty	Pay contracts		Receive contracts		Termination date	Pay rate[12]	Receive rate[12]	Upfront payments	Value	Unrealized appreciation
BB	PHP	85,653,500	USD	2,085,803	12/18/15	1.300%	6 month USD LIBOR	$—	$259,078	$259,078

Interest rate swap agreements

Counterparty	Notional amount		Termination date	Payments made by the Fund[12]	Payments received by the Fund[12]	Upfront payments	Value	Unrealized appreciation/ (depreciation)
DB	ZAR	12,700,000	05/31/23	3 month JIBAR	7.480%	$—	$(24,339)	$(24,339)
MLI	MXN	7,200,000	11/16/28	28 day MXIBTIIE	8.830	—	91,528	91,528
MLI	MXN	7,000,000	11/21/28	28 day MXIBTIIE	8.610	—	80,217	80,217
MLI	ZAR	35,000,000	06/04/18	3 month JIBAR	6.400	—	(44,024)	(44,024)
						$—	$103,382	$103,382

Credit default swaps on sovereign issues-buy protection13

Counterparty	Referenced obligation[14]	Notional amount		Termination date	Payments made by the Fund[12]	Upfront payments made	Value	Unrealized appreciation/ (depreciation)
DB	Federation of Russia bond, 2.250%, due 03/31/30	USD	1,000,000	03/20/16	1.000%	$(16,785)	$346	$(16,439)
DB	Republic of Colombia bond, 10.375%, due 01/28/33	USD	680,000	12/20/24	1.000	(37,843)	78,527	40,684
						$(54,628)	$78,873	$24,245

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

Credit default swaps on sovereign issues-sell protection15

Counterparty	Referenced obligation[14]	Notional amount		Termination date	Payments received by the Fund[12]	Upfront Payments received	Value	Unrealized depreciation	Credit spread[16]
BB	Federative Republic of Brazil bond, 12.250%, due 03/06/30	USD	180,000	06/20/22	1.000%	$14,775	$(33,952)	$(19,177)	4.515%
BB	Federation of Russia bond, 2.250%, due 03/31/30	USD	2,900,000	12/20/22	1.000	277,973	(365,868)	(87,895)	3.094
DB	Federative Republic of Brazil bond, 12.250%, due 03/06/30	USD	800,000	06/20/22	1.000	64,908	(150,898)	(85,990)	4.515
DB	United Mexican States bond, 7.500%, due 04/08/33	USD	680,000	12/20/24	1.000	22,977	(50,688)	(27,711)	1.966
						$380,633	$(601,406)	$(220,773)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2015 in valuing the Fund’s investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$48,553,179	$—	$48,553,179
Non-US government obligations	—	139,177,961	—	139,177,961
Structured note	—	1,767,798	—	1,767,798
Supranational bond	—	135,226	—	135,226
Short-term investment	—	4,289,927	—	4,289,927
Forward foreign currency contracts	—	877,787	—	877,787
Futures contracts	159,221	—	—	159,221
Swap agreements	—	509,696	—	509,696
Total	$159,221	$195,311,574	$—	$195,470,795
Liabilities
Forward foreign currency contracts	$—	$(292,064)	$—	$(292,064)
Futures contracts	(65,997)	—	—	(65,997)
Swap agreements	—	(669,769)	—	(669,769)
Total	$(65,997)	$(961,833)	$—	$(1,027,830)

At October 31, 2015, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, the value of these securities amounted to $28,842,094 or 14.45% of net assets.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At October 31, 2015, the value of these securities amounted to $42,779,483 or 21.44% of net assets.
[3]	Variable or floating rate security—The interest rate shown is the current rate as of October 31, 2015 and changes periodically.
[4]	Perpetual investment. Date shown reflects the next call date.
[5]	Security pays, when required, a floating rate that is determined annually based on the Argentina GDP.
[6]	Security is in default.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

[7]	Rate shown reflects annualized yield at October 31, 2015 on zero coupon bond.
[8]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[9]	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of October 31, 2015. Maturity date disclosed is the ultimate maturity date.
[10]	The table below details the Fund’s investment in a fund advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Security description	Value 10/31/14	Purchases during the year ended 10/31/15	Sales during the year ended 10/31/15	Value 10/31/15	Net income earned from affiliate for the year ended 10/31/15
UBS Cash Management Prime Relationship Fund	$6,240,018	$57,787,237	$59,737,328	$4,289,927	$7,081

[11]	Illiquid investment as of October 31, 2015.
[12]	Payments made or received are based on the notional amount.
[13]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[14]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced obligation.
[15]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[16]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

Portfolio acronyms

GDP	Gross Domestic Product
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28 Day Rate
OJSC	Open Joint Stock Company

PO	Principal only security—This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself. In the case of asset-backed securities, high prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal slower than expected and cause the yield to decrease.

Counterparty abbreviations

BB	Barclays Bank PLC
CSI	Credit Suisse International
DB	Deutsche Bank AG
GSI	Goldman Sachs International

JPMCB	JPMorgan Chase Bank
MLI	Merrill Lynch International
MSC	Morgan Stanley & Co.

Global High Income Fund Inc.

Portfolio of investments—October 31, 2015

Currency abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira

PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Lei
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Global High Income Fund Inc.

Statement of assets and liabilities — October 31, 2015

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$224,985,430)	$189,634,164
Investment in securities of affiliated issuer, at value (cost—$4,289,927)	4,289,927
Total investments, at value (cost—$229,275,357)	$193,924,091
Foreign currency, at value (cost—$736,171)	727,926
Interest receivable	3,343,603
Dividends receivable	510
Receivable for investments sold	297,970
Foreign tax reclaims receivable	55,369
Variation margin on futures contracts	93,224
Cash collateral for futures contracts	89,055
Cash collateral for swap agreements	1,120,000
Outstanding swap agreements, at value[1]	509,696
Unrealized appreciation on forward foreign currency contracts	877,787
Other assets	4,878
Total assets	201,044,109
Liabilities:
Outstanding swap agreements, at value[1]	669,769
Unrealized depreciation on forward foreign currency contracts	292,064
Payable for investment advisory fees	169,761
Due to broker	73,110
Due to custodian	58,458
Payable for foreign capital gains taxes	52,246
Directors’ fees payable	5,451
Accrued expenses and other liabilities	172,950
Total liabilities	1,493,809
Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized; 21,591,836 shares outstanding	$241,948,649
Accumulated undistributed net investment income	5,180,311
Accumulated net realized loss	(13,669,203)
Net unrealized depreciation	(33,909,457)
Net assets	$199,550,300
Net asset value per share	$9.24

[1]	Net upfront payments received by the Fund on outstanding swap agreements amounted to $326,005.

See accompanying notes to financial statements.

Global High Income Fund Inc.

Statement of operations

For the year ended October 31, 2015
Investment income:
Interest income, net of foreign withholding taxes of $122,235	$19,372,066
Affiliated income	7,081
Total income	19,379,147
Expenses:
Investment advisory fees	2,160,967
Custody and accounting fees	238,771
Professional fees	156,395
Reports and notices to shareholders	76,991
Listing fees	23,751
Directors’ fees	23,622
Transfer agency fees	19,913
Insurance expense	6,238
Other expenses	62,903
Total expenses	2,769,551
Net investment income	16,609,596
Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) on:
Investments	(18,031,038)
Futures contracts	296,046
Swap agreements	(143,547)
Forward foreign currency contracts	(3,297,882)
Foreign currency transactions	(187,327)
Net Realized Loss	(21,363,748)
Change in net unrealized appreciation/depreciation on:
Investments (net of decrease in payable for foreign capital gains taxes of $52,431)	(22,067,656)
Futures contracts	47,445
Swap agreements	522,948
Forward foreign currency contracts	786,404
Translation of other assets and liabilities denominated in foreign currency	17,565
Net change in unrealized appreciation/depreciation	(20,693,294)
Net realized and unrealized loss from investment activities	(42,057,042)
Net decrease in net assets resulting from operations	$(25,447,446)

See accompanying notes to financial statements.

Global High Income Fund Inc.

Statement of changes in net assets

	For the year ended October 31, 2015	For the year ended October 31, 2014
From operations:
Net investment income	$16,609,596	$13,710,727
Net realized loss	(21,363,748)	(7,064,621)
Change in net unrealized appreciation/depreciation	(20,693,294)	(7,432,787)
Net decrease in net assets resulting from operations	(25,447,446)	(786,681)
Dividends and distributions to shareholders from:
Net investment income	(209,576)	(7,009,453)
Return of capital	(15,366,774)	(9,266,473)
Total dividends and distributions to shareholders	(15,576,350)	(16,275,926)
Net decrease in net assets	(41,023,796)	(17,062,607)
Net assets:
Beginning of year	240,574,096	257,636,703
End of year	$199,550,300	$240,574,096
Accumulated undistributed net investment income	$5,180,311	$2,170,105

See accompanying notes to financial statements.

Global High Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended October 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$11.14	$11.93	$13.45	$13.00	$14.16
Net investment income[1]	0.77	0.63	0.68	0.79	0.63
Net realized and unrealized gains (losses)	(1.95)	(0.67)	(1.30)	0.65	(0.39)
Net increase (decrease) from operations	(1.18)	(0.04)	(0.62)	1.44	0.24
Dividends from net investment income	(0.01)	(0.32)	(0.26)	(0.71)	(1.37)
Distributions from net realized gains	—	—	—	(0.28)	—
Return of capital	(0.71)	(0.43)	(0.64)	—	(0.03)
Total dividends, distributions, and return of capital	(0.72)	(0.75)	(0.90)	(0.99)	(1.40)
Net asset value, end of year	$9.24	$11.14	$11.93	$13.45	$13.00
Market price, end of year	$8.85	$9.68	$10.49	$12.74	$12.54
Total net asset value return[2]	(10.77)%	(0.24)%	(4.81)%	11.53%	1.95%
Total market price return[3]	(0.56)%	(0.48)%	(11.11)%	9.79%	(6.98)%
Ratios to average net assets:
Expenses before fee waivers	1.28%	1.44%	1.47%	1.48%	1.50%
Expenses after fee waivers	1.28%	1.31%	1.29%	1.36%	1.44%
Net investment income	7.69%	5.56%	5.29%	6.10%	4.64%
Supplemental data:
Net assets, end of year (000’s)	$199,550	$240,574	$257,637	$290,367	$280,799
Portfolio turnover rate	49%	45%	42%	52%	71%

[1]	Calculated using the average shares method.
[2]	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
[3]	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements.

Global High Income Fund Inc.

Notes to financial statements

Organization and significant accounting policies

Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland on February 23, 1993 and is registered with the US Securities and Exchange Commission (“SEC”) as a closed-end, non-diversified management investment company. The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective the Fund seeks capital appreciation, to the extent consistent with its primary objective.

Based upon the recommendation of UBS Asset Management (Americas) Inc., the Fund’s investment advisor, the Fund’s Board of Directors determined that liquidation and dissolution of the Fund is in the best interests of the Fund’s shareholders. A proposed plan of liquidation will be submitted for the approval of the Fund’s shareholders at the Fund’s February 2016 annual meeting of shareholders. If the shareholders approve the proposed plan, the liquidation and dissolution of the Fund will take place as soon as reasonably practicable, but in no event later than December 31, 2016 (absent unforeseen circumstances).

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

The Fund calculates its net asset value based on the current market value, where available, for its portfolio of securities. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. (“UBS AM”) (formerly, UBS Global Asset Management (Americas), Inc.) (“UBS AM” or the “Advisor”), the investment advisor of the Fund. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental

Global High Income Fund Inc.

Notes to financial statements

analytical data relating to the investment; the nature and duration of restrictions on disposition of the investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain investments in which the Fund invests are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund’s net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund’s use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian and accounting agent.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board (or a committee designated by it).

The Board has delegated to the UBS Asset Management Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of security valuations.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of investments; and the evaluation of forces which influence the market in which the investments are purchased and sold. Valuing investments at fair value involves greater reliance on

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judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of reverse repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. ASU 2015-07 is effective for annual reporting periods beginning after December 15, 2015 and interim periods within those fiscal periods. Management is currently evaluating the implications of these changes and their impact on the financial statements and disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be nonhedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of October 31, 2015 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of October 31, 2015, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The volume of

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derivatives that is presented in the Portfolio of investments of the Fund is consistent with the derivative activity during the year ended October 31, 2015. The Fund may be a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk as of and for the year ended October 31, 2015 is as follows:

Asset derivatives[1]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts	$—	$—	$877,787	$877,787
Futures contracts	159,221	—	—	159,221
Swap agreements	171,745	78,873	259,078	509,696
Total value	$330,966	$78,873	$1,136,865	$1,546,704

Liability derivatives[2]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
Forward foreign currency contracts	$—	$—	$(292,064)	$(292,064)
Futures contracts	(65,997)	—	—	(65,997)
Swap agreements	(68,363)	(601,406)	—	(669,769)
Total value	$(134,360)	$(601,406)	$(292,064)	$(1,027,830)

[1]	In the Statement of assets and liabilities, outstanding swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.
[2]	In the Statement of assets and liabilities, outstanding swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

Activities in derivative instruments during the year ended October 31, 2015, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
Net realized gain (loss)[1]
Forward foreign currency contracts	$—	$—	$(3,297,882)	$(3,297,882)
Futures contracts	296,046	—	—	296,046
Options purchased[2]	(549)	—	—	(549)
Swap agreements	(317,326)	191,684	(17,905)	(143,547)
Total net realized gain (loss)	$(21,829)	$191,684	$(3,315,787)	$(3,145,932)

Change in net unrealized appreciation/depreciation[3]
Forward foreign currency contracts	$—	$—	$786,404	$786,404
Futures contracts	47,445	—	—	47,445
Swap agreements	304,657	130,346	87,945	522,948
Total change in net unrealized appreciation/depreciation	$352,102	$130,346	$874,349	$1,356,797

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts, unless otherwise noted.
[2]	Statement of operations location: Realized gain (loss) is included in net realized gain (loss) on investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

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Notes to financial statements

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward foreign currency contracts	877,787	(292,064)
Futures contracts[1]	159,221	(65,997)
Swap agreements	509,696	(669,769)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	1,546,704	(1,027,830)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(159,221)	65,997
Total gross amount of assets and liabilities subject to MNA or similar agreements	1,387,483	(961,833)

[1]	Includes cumulative appreciation/depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported with the Statement of assets and liabilities within Variation margin on futures contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of October 31, 2015.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)*	Net Amount of Assets ($)
BB	662,288	(441,734)	—	220,554
CSI	50,189	(50,189)	—	—
DB	327,197	(327,197)	—	—
GSI	69,811	(37,626)	—	32,185
JPMCB	106,253	—	—	106,253
MLI	171,745	(44,024)	(127,721)	—
Total	1,387,483	(900,770)	(127,721)	358,992

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)*	Net Amount of Liabilities ($)
BB	(441,734)	441,734	—	—
CSI	(77,941)	50,189	—	(27,752)
DB	(345,639)	327,197	18,442	—
GSI	(37,626)	37,626	—	—
MLI	(44,024)	44,024	—	—
MSC	(14,869)	—	—	(14,869)
Total	(961,833)	900,770	18,442	(42,621)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or a combination of both.

Restricted securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered.

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Notes to financial statements

Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Restricted securities are identified, if any, in the Portfolio of investments and information regarding them, is included in the Fund’s Portfolio of investments footnotes.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation

The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts

The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income or gains.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts

The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. The Fund may also use futures contracts in an attempt to enhance income or gains. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally

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Notes to financial statements

permit full control of these risks at all times. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Swap agreements

The Fund may engage in swap agreements, including but not limited to interest rate, currency, total return, and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, the Fund may enter into interest rate cap and floor transactions which involve an agreement between two parties in which one party agrees to make payments to the other when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on pre-determined dates or during a specified period. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

The Fund may enter into currency swap agreements with another party to receive or pay amounts based on changes in currency exchange rates in order to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

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Notes to financial statements

Credit default swap agreements on sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of October 31, 2015 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on sovereign issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within outstanding swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Structured notes

The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Option writing

The Fund may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of

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Notes to financial statements

the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options

The Fund may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-distribution date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in US securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities

The Fund’s Board has approved an investment advisory and administration contract dated August 1, 2014, with UBS AM (the “Advisory Contract”); the Advisory Contract superseded an earlier agreement (the “Prior Advisory

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Notes to financial statements

Contract”). The only substantive difference between the Advisory Contract and the Prior Advisory Contract is that the Advisory Contract reflects a Board approved reduction in the contractual investment advisory and administration fee paid to UBS AM.

Pursuant to the Prior Advisory Contract, the Fund had agreed to pay UBS AM an investment advisory and administration fee, accrued weekly and paid monthly, at the annual rate of 1.25% of the Fund’s average weekly net assets. UBS AM had, since August 2005, contractually waived a portion of the fee it received under the Prior Advisory Contract through a fee reduction “breakpoint,” which reduced the fee so that it was assessed at an annual rate of (1) 1.25% of the Fund’s average weekly net assets on assets up to $200 million, and (2) 1.00% of the Fund’s average weekly net assets on assets above $200 million.

Beginning August 2010, UBS AM had also voluntarily waived from year-to-year compensation otherwise payable to it under the Prior Advisory Contract. Effective August 1, 2013, through July 31, 2014, UBS AM waived additional compensation so that it was paid at the annual rate of 1.10% of the Fund’s weekly net assets up to $200 million and at the annual rate of 1.00% of the Fund’s average weekly net assets above $200 million.

When the Prior Advisory Contract was superseded by the Advisory Contract, effective August 1, 2014, the contractual fee rate was changed from 1.25% to a flat rate of 1.00% of the Fund’s average weekly net assets. Given the new, lower contractual fee rate under the Advisory Contract, the older “breakpoint” structure was removed, and the voluntary year-to-year waiver arrangements that related to the Prior Advisory Contract were replaced by the ongoing lower contractual fee under the Advisory Contract, namely the 1.00% rate.

At October 31, 2015, the Fund owed UBS AM $169,761, which is composed of investment advisory and administration fees.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the twelve months ended October 31, 2015, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $8,423,565. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS AM, UBS AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending

During the fiscal year ended October 31, 2015, the Fund could lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. Such loans would have been structured to be secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Fund would have regained ownership of loaned securities to exercise certain beneficial rights; however, the Fund might have borne the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower have failed financially. The Fund would have received compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid

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Notes to financial statements

to the borrower plus reasonable administrative and custody fees. The Fund did not lend any securities during the year ended October 31, 2015. In addition, subsequent to the Fund’s fiscal year end, effective November 18, 2015, the Fund terminated its securities lending program arrangements and does not expect to engage in securities lending in the future.

Capital stock

There are 100,000,000 shares of $0.001 par value common stock authorized and 21,591,836 shares outstanding at October 31, 2015. For the twelve months ended October 31, 2015 and for the year ended October 31, 2014, there were no transactions involving common stock.

Purchases and sales of securities

For the year ended October 31, 2015, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $96,444,912, and $108,939,227, respectively.

For the year ended October 31, 2015, aggregate purchases of US Government securities, excluding short-term securities, were $4,031,040.

Federal tax status

It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 were as follows:

Distributions paid from:	2015	2014
Ordinary income	$209,576	$7,009,453
Return of capital	15,366,774	9,266,473
Total distributions paid	$15,576,350	$16,275,926

At October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Capital and other losses	$(13,457,906)
Net unrealized depreciation of investments	(28,940,443)
Total accumulated losses	$(42,398,349)

The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) of investments is attributed to wash sales, premium amortization adjustments, tax treatment of certain inflation protected debt securities and derivative related adjustments.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended October 31, 2015, the Fund’s accumulated undistributed net investment income was decreased $13,389,814 and accumulated net realized loss was decreased $13,389,814. These differences are primarily due to tax treatment of foreign currencies, options transactions, inflation protected debt securities and swap adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 22, 2010 may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net

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Notes to financial statements

capital losses. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

At October 31, 2015, the Fund had post-enactment net capital losses incurred that will be carried forward indefinitely as follow:

Short-term losses	Long-term losses	Net capital losses
$4,827,897	$8,630,009	$13,457,906

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has conducted an analysis and concluded, as of October 31, 2015, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. It is the Fund’s policy to record any significant foreign tax exposures on the financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended October 31, 2015, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Global High Income Fund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders of Global High Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Global High Income Fund Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global High Income Fund Inc. at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York

December 30, 2015

Global High Income Fund Inc.

Tax information

(unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2015. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed no later than January 31, 2016. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. For the year ended October 31, 2015, there was no foreign tax credit expected to be passed through to the shareholders. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Global High Income Fund Inc.

General information

The Fund

Global High Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Asset Management (Americas) Inc. (“UBS AM”).

Shareholder information

The Fund’s NYSE trading symbol is “GHI.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS’s web site at the following internet address: http://www.ubs.com/us-closedendedfunds.

Portfolio Management Change

On July 8, 2015, the Fund issued a press release announcing that Dr. Federico Kaune had assumed primary day-to-day portfolio management responsibilities for the Fund, becoming the Fund’s lead portfolio manager. Dr. Kaune joined UBS AM earlier in July 2015 as Head of Emerging Markets Debt. He replaced the Fund’s prior lead portfolio manager.

Dr. Kaune has significant, broad financial markets experience, including more than 20 years of global macroeconomic analysis experience and more than 13 years as a fixed income investor with particular focus on emerging economies. He holds a Ph.D. and M.A. in Economics from the University of Chicago.

Dr. Kaune joined UBS AM from Baffin Advisors, where he was Senior Portfolio Manager. Prior to this, from 2002 to 2014, he held various roles at Morgan Stanley Investment Management (MSIM), including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager responsible for managing both hard and local currency emerging markets debt portfolios. Before joining MSIM, he was Senior Andean Economist at Goldman Sachs for five years and prior to that served as an Economist at the International Monetary Fund (IMF) in Washington D.C.

Quarterly Form N-Q portfolio schedule

The Fund will file its complete schedule of portfolio holdings with the US Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1 888-793 8637.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies (2) proxy voting procedures, and information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-888-793 8637, online on UBS’s Web site: http://www.ubs.com/us/en/asset_management/individual_investors/closed_end_funds.html or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan

The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan.

Global High Income Fund Inc.

General information

The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on the investor’s share certificate or in the transfer agent’s records.

An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

Distribution policy

The Fund’s Board adopted a managed distribution policy in December 1999, which was revised (1) effective June 2005, (2) effective August 2009, (3) effective June 2012, (4) effective June 2014 and (5) effective June 2015. Pursuant to the policy as in effect from December 1999 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 11% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 11% to 9% effective beginning with the June 2005 monthly distribution. The Board approved a further reduction in the annualized rate for distributions pursuant to the policy from 9% to 8% in July 2009, effective beginning with the August 2009 monthly distribution. The Board approved a subsequent reduction in the annualized rate for distributions pursuant to the policy from 8% to 7% in May 2012, effective beginning with the June 2012 monthly distribution. The Board approved a reduction in the annualized rate for distributions pursuant to the policy from 7% to 6% in May 2014, effective beginning with the June 2014 monthly distribution. Most recently, the Board approved an increase in the annualized rate for distributions pursuant to the policy from 6% to 9% in May 2015, effective beginning with the June 2015 monthly distribution. Prior to December 20, 1999, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses.

Global High Income Fund Inc.

General information

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

The above information supplements that contained on the inside front cover of this report.

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Global High Income Fund Inc. (the “Fund”) on July 14-15, 2015, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration contract (the “Investment Advisory and Administration Contract”) of the Fund with UBS Asset Management (Americas) Inc. (“UBS AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory and administrative arrangements for the Fund. The Independent Directors discussed the materials initially provided by management on several occasions prior to the scheduled board meeting. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Directors were joined by their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund, a registered closed-end investment company, by UBS AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund’s affairs and UBS AM’s role in coordinating and overseeing providers of other services to the Fund. The board’s evaluation of the services provided by UBS AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously received information regarding the person primarily responsible for the day-to-day management of the Fund. The board recognized that the Fund’s senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund’s performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $154 billion in assets under management as of March 31, 2015 and was part of the UBS Asset Management Division, which had approximately $680 billion in assets under management worldwide as of March 31, 2015. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the investment Advisory and Administration Contract.

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM pursuant to the Investment Advisory and Administration Contract. The board also reviewed and considered the fee waiver arrangements for the Fund that changed effective August 1, 2014, and considered the actual fee rate (after taking any waivers into account) (the “Actual Management Fee”) payable by the Fund. Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). Referring to a memorandum from Lipper that was included in the meeting materials, management noted that Lipper expanded the Fund’s Expense Group to include leveraged and non-leveraged closed-ends and that, as a result of leveraged closed-end funds being included, the number of peer funds in the Expense Group had increased. Management also noted that, at UBS AM’s request, the Lipper report included additional data with respect to leverage-adjusted Actual Management Fees and total expenses.

In connection with its consideration of the Fund’s management fees, the board also received information on UBS AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of closed-end funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and total expenses were below the respective medians, while its Actual Management Fee was above the median in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.) Management noted that the Fund’s Actual Management Fee was close to the Expense Group median. Management also noted that, effective as of August 1, 2014, a prior investment advisory and administration contract was superseded by the current Investment Advisory and Administration Contract in order to lower the Contractual Management Fee, with such lower fee replacing the prior voluntary fee waiver arrangements.

In light of the foregoing, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2015, (b) annualized performance information for each year in the ten-year period ended April 30, 2015 and (c) the performance of the Fund’s shares based on market action, including discounts from and premiums to net asset value per share. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also received from Lipper comparative data on a supplemental performance universe of open-end funds that follow similar investment strategies as the Fund (the “Supplemental Performance Universe”).

The comparative Lipper information showed that the Fund’s performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. (Below median performance represents performance that is worse relative to the median and above median performance represents performance that is better relative to the median of the funds in the Performance Universe.) For the one-, three-, five- and ten-year periods and since inception, the Fund ranked at the bottom of its very small Performance Universe. Management

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

noted, however, that the Performance Universe, which included only two peer funds, was too small to effectively rank the Fund’s performance. Management also noted that, compared to the Supplemental Performance Universe, the Fund ranked in the 63rd percentile for the one-year period.

Management noted that emerging markets local currency denominated debt posted very weak returns over the one-year period ended April 30, 2015 and significantly underperformed emerging markets US dollar denominated debt. Management noted that the Fund maintained a more defensive position during the period, which detracted from results as interest rates in the United States generally declined over the period. Management also noted that the Fund’s underweight in US dollar denominated debt of Hungary and Poland and overweight in Russian sovereign and quasi-sovereign debt and US dollar denominated debt of Venezuela detracted from performance, while the Fund’s longer duration exposure to Brazil and underweight in US dollar denominated debt of Ukraine contributed positively to performance. Management also noted that there are various types of strategies managers can focus on within emerging market debt (e.g., local currency, hard currency, corporate, region specific, etc.), which can materially impact relative rankings. Management noted that its emerging market debt strategies have historically been higher “beta” in style and that this has negatively reflected on recent performance. Management noted that it is continuing to closely monitor the Fund’s exposures and risk across markets. Management also noted that the lead portfolio manager of the Fund changed in early July 2015, with the new lead portfolio manager replacing the prior lead portfolio manager.

Based on its review of the Fund and management’s presentation, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale— The board received and considered information from management regarding whether UBS AM has realized economies of scale with respect to management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that, as discussed above, the Fund’s prior investment advisory and administration contract was superseded by the current Investment Advisory and Administration Contract to lower the Contractual Management Fee. The board noted that the Fund’s current Contractual Management Fee did not contain any breakpoints. The board also noted that advisory contracts of closed-end funds frequently do not contain breakpoints applicable to a fund’s current asset size. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS AM did not expect to materially benefit from economies of scale.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

Global High Income Fund Inc.

Board approval of investment advisory and administration contract (unaudited)

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

Global High Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2016 annual stockholders meeting, with the second class expiring at the 2017 meeting and the third expiring at the 2018 meeting, and when the successors to the members of each class have been elected. (If the Fund’s shareholders approve the proposal to liquidate the Fund at its February 2016 annual meeting, the terms of office of all directors would end when the Fund is liquidated and dissolved.) The Board members were classified as follows: Class I—Bernard H. Garil and Heather R. Higgins; Class II—Richard Q. Armstrong, Alan S. Bernikow and David Malpass; and Class III—Richard R. Burt and Meyer Feldberg. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s term of office, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Interested Director:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Meyer Feldberg;†† 73 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1996; term expires 2016	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 18 investment companies (consisting of 50 portfolios) for which UBS Asset Management (Americas) Inc. (“UBS AM”) or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors:

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Richard Q. Armstrong; 80 c/o Keith A. Weller, Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Director and Chairman of the Board of Directors	Since 1995 (Director); Since 2004 (Chairman of the Board of Directors); term expires 2018	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 to 1995).	Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None

Alan S. Bernikow; 75 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; term expires 2018	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 to 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee).

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (continued):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

Richard R. Burt; 68 McLarty Associates 900 17th Street, N.W. 8th Floor Washington, DC 20006	Director	Since 1995; term expires 2016	Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc. (and serves as a member of each fund’s audit, nominating and governance committees).

Bernard H. Garil; 75 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; term expires 2017	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 56 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas, 12th Floor New York, NY 10019	Director	Since 2006; term expires 2017	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None

Global High Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded):

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director

David Malpass; 59 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Director	Since May 2014; term expires 2018	Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).	Mr. Malpass is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corp. (business development company) (and serves as a member of its audit committee).

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Joseph Allessie*; 50	Vice President, Assistant Secretary and Chief Compliance Officer	Since 2005 (Vice President and Assistant Secretary); since July 2014 (Chief Compliance Officer)	Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS AM—Americas region. Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is a vice president, assistant secretary and chief compliance officer (prior to which he was interim chief compliance officer) (from January to July 2014) of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*, 47	Vice President and Assistant Treasurer	Since 2011	Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) (from 2008 to 2012) and senior manager of the US mutual fund treasury administration department of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 52	President	Since 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver is president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 49	Vice President and Treasurer	Since 2000 (Vice President); since 2004 (Treasurer)	Mr. Disbrow is a managing director (since 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since 2011) of UBS AM—Americas region. Mr. Disbrow is a vice president and treasurer and/ or principal accounting officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Christopher S. Ha*; 35	Vice President and Assistant Secretary	Since 2012	Mr. Ha is a director and associate general counsel (since 2012) at UBS AM—Americas region. Prior to joining UBS AM— Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm) (from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm) (from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Federico Kaune**; 50	Vice President	Since July 2015	Dr. Kaune is a managing director and Head of Emerging Markets Debt (since July 2015) at UBS AM—Americas region. Prior to joining UBS AM—Americas region, Dr. Kaune was a Senior Portfolio Manager at Baffin Advisors (2014-2015) and had held various roles at Morgan Stanley Investment Management, including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager (2002-2014). Dr. Kaune is a vice president of two investment companies (consisting of two portfolios) for which UBS AM—Americas region serves as investment advisor or manager.

Mark F. Kemper**; 57	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM (since 2004) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 47	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Cindy Lee*; 40	Vice President and Assistant Treasurer	Since 2014	Ms. Lee is an associate director (since 2009) prior to which she was a fund treasury manager (from 2007 to 2009) of the US mutual fund treasury administration department of UBS AM—Americas region. Ms. Lee is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee*; 44	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor*; 40	Vice President and Assistant Secretary	Since September 2015	Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Global High Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with fund	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer

Nancy Osborn*; 49	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Andrew Shoup*; 59	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of the UBS Asset Management division of UBS Group AG (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.I.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 54	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu*; 32	Vice President	Since 2013	Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since 2013) of the US mutual fund treasury administration department of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

[1]	Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed or until the Fund is liquidated and dissolved. Officers are appointed by the Directors and serve at the pleasure of the Board.
*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Global High Income Fund Inc.

UBS family of funds privacy notice

N. B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice

This privacy notice is not a part of the shareholder report.

This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647-1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice

This privacy notice is not a part of the shareholder report.

Directors

Richard Q. Armstrong

Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver

President

Mark F. Kemper

Vice President and Secretary

Thomas Disbrow

Vice President and Treasurer

Federico Kaune

Vice President

Investment Advisor and Administrator

UBS Asset Management (Americas) Inc.

(formerly, UBS Global Asset Management (Americas) Inc.)

1285 Avenue of the Americas

New York, New York 10019-6028

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

©2015 UBS Asset Management (Americas), Inc. All rights reserved.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended October 31, 2015 and October 31, 2014, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $85,114 and $70,564, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended October 31, 2015 and October 31, 2014, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,000 and $4,490, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2015 and 2014 semiannual financial statements, and (2) review of the consolidated 2013 report on the profitability of the UBS Funds to UBS Asset Management (Americas) Inc. (“UBS AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended October 31, 2015 and October 31, 2014, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $6,050 and $7,000, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended October 31, 2015 and October 31, 2014, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through September 2015)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.

Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Asset Management (Americas) Inc. (“UBS AM”) and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AMor the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended October 31, 2015 and October 31, 2014 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended October 31, 2015, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)

For the fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees billed by E&Y of $442,637 and $277,517, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2015	2014
Covered Services	$9,050	$11,490
Non-Covered Services	433,587	266,027

(h)

It was not necessary for the registrant’s audit committee to consider whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence because there were no such services that were not pre-approved.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil, Mr. Malpass and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS AM is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles which provide evidence of good corporate governance. UBS AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS AM’s proxy voting policy.

When UBS AM’s view of a company’s management is favorable, UBS AM generally supports current management initiatives. When UBS AM’s view is that changes to the management structure would probably increase shareholder value, UBS AM may not support existing management proposals. In general, UBS AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS AM is aware of a conflict with respect to a particular proxy, the UBS AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Name – Dr. Federico Kaune

      Title – Vice President

      Length of Service – Since July 2015

      Dr. Kaune is a managing director (since July 2015) and Head of the Emerging Markets Debt team (since July 2015) of UBS AM. He joined UBS AM in July 2015 from Baffin Advisors, where he was Senior Portfolio Manager, 2014-2015. From 2002-2014, he held various roles at Morgan Stanley Investment Management (“MSIM”), including five years as Co-Head of Emerging Markets Debt and Senior Portfolio Manager responsible for managing both hard and local currency emerging market debt portfolios. Before joining MSIM, he was Senior Andean Economist at Goldman Sachs for five years and prior to that served as Economist at the International Monetary Fund in Washington, DC. He holds a Ph.D. and M.A. in Economics from the University of Chicago.

Information in Item 8(a)(1) is provided as of – January 8, 2016

(a)	(2) (i) Portfolio Manager

        Dr. Federico Kaune

(a) (2) (ii) (A) Registered	Investment Companies

The portfolio manager is responsible for 2 additional Registered Investment Companies (not including the registrant) totaling approximately $171 million as of October 31, 2015.

(a) (2) (ii) (B) Other	Pooled Investment Vehicles

The Portfolio Manager is responsible for 20 additional Other Pooled Investment Vehicles totaling approximately $6.029 billion as of October 31, 2015.

(a) (2) (ii)      (C) Other accounts

The Portfolio Manager is responsible for 9 additional accounts totaling approximately $5.203 billion as of October 31, 2015.

(a) (2) (iii)	Accounts with respect to which an advisory fee is based on the performance of the account as of October 31, 2015.

      As of October 31, 2015, the Portfolio Manager is not responsible for an account with respect to which the advisory fee is based on the performance of the account.

(a) (2) (iv)  Conflicts.

      The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

      If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

      The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

      (Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of October 31, 2015.)

(a) (3)  Compensation.

UBS AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

In general, the total compensation received by the portfolio managers and analysts at UBS AM consists of two elements: a fixed component (base salary and benefits) and an annual discretionary performance award.

Fixed component (base salary and benefits):

•      Set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so.

•      The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.

Performance award:

•	Determined annually on a discretionary basis.
•

Based on the individual’s financial and non-financial contribution—as assessed through a rigorous performance assessment process—as well as on the performance of their respective function, of UBS AM and of UBS as a whole.

•	Delivered in cash and, when total compensation is over a defined threshold, partly in deferral vehicles.
•	For awards subject to deferral, the deferred amount is calculated using graduated marginal deferral rates, which increase as the value of the performance award increases.
•	Deferred amounts are then delivered via two deferral vehicles – 75% in the UBS AM Equity Ownership Plan (“AM EOP”) and 25% in the Deferred Contingent Capital Plan (“DCCP”):

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AM EOP awards vest over five years with 40% of the award vesting in year two, 40% in year three and 20% in year five, provided the vesting conditions, including continued service, are met and the awards have not been forfeited on or before the vesting dates. The notional funds awarded under the AM EOP are aligned to selected UBS AM funds. They provide for a high level of transparency and correlation between an employee’s compensation and the investment performance of UBS AM. This alignment with UBS AM funds enhances the alignment of investment professionals’ and other employees’ interests with those of our clients.

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The DCCP was introduced for performance year 2012 onwards as a key component of UBS’s compensation framework to align compensation incentives with the capital strength of the firm. Awards under the DCCP vest 100% in year five, subject to vesting conditions, including continued employment, and are subject to forfeiture.

UBS AM believes that these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

Portfolio managers’ performance awards are linked with the investment performance of relevant client portfolios versus benchmark (here a blended benchmark composed of 50% of J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index – Emerging Markets Global Diversified) or other investment objectives and, where appropriate, peer strategies over one and three years. This is to ensure that long-term performance is the focus and that the interests of the portfolio managers are aligned with those of clients.

For analysts, performance awards are, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of October 31, 2015.)

(a)  (4)  Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of October 31, 2015.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS AM, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global High Income Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	January 8, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 8, 2016